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FIRST FORTIS LIFE INSURANCE COMPANY
September 30, 2003


                                                                    EXHIBIT 32.1



                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of First Fortis Life Insurance Company (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to SSection 906 of the Sarbanes-Oxley Act of 2002, that:

       1) The Report fully complies with therequirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

       2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



  /s/ Robert B. Pollock
----------------------------
Robert B. Pollock
Chief Executive Officer
November 12, 2003


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